THE SECURITIES EVIDENCED BY THIS WARRANT, AND THE SECURITIES ISSUABLE UPON ITS EXERCISE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY BE OFFERED, PLEDGED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT AND SUCH LAWS, OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


NO. ___
                                     WARRANT

                           TO PURCHASE COMMON STOCK OF

                             RESOURCE CAPITAL CORP.

______ Shares of Common Stock                                  ___________, 2005

         RESOURCE CAPITAL CORP., a Maryland corporation (the "COMPANY"), for value received, hereby certifies that or registered assigns (the "Warrantholder"), is the owner of the rights (each, a "Warrant," and collectively the "Warrants"), subject to the terms and conditions hereof, to purchase from the Company at any time following the first anniversary of the date hereof to the close of business on the third anniversary of such date (or, if such date is not a Business Day (as defined below), the first following Business Day) (the "Exercise Period"), ________________________ (_________) shares of common stock, par value $.001 per share, of the Company (the "Common Shares") (each Common Share issuable upon exercise of a Warrant is referred to as a "Warrant Share"). The exercise price per Warrant Share shall be $15.00 per share, adjusted as provided in Article II hereof (the "Exercise Price"), payable in full as to each Warrant Share exercised at the time of purchase. The term "Business Day" as used herein refers to any day of the week other than a Saturday, Sunday or a day which in the City of New York, State of New York, shall be a legal holiday. The term "Warrant Certificate" as used herein refers to this certificate, or any Warrant Certificate issued in substitution or replacement hereof, or in connection with any partial exercise hereof.

         The Warrants evidenced by this Warrant Certificate may be exercised in whole or in part at any time or from time to time during the Exercise Period. The portion of the Warrants not exercised during the Exercise Period shall become void, and all rights hereunder and all rights in respect thereof shall cease, at the end of the Exercise Period.

                                    ARTICLE I

                              EXERCISE OF WARRANTS

         Section 1.01      Exercise of Warrants.

                  (a) The Warrants may be exercised during the Exercise Period, by surrendering this Warrant Certificate at the offices of the Company located at 712 Fifth Avenue, 10th Floor, New York, New York 10019 (or such other office as the Company may notify the Warrantholder) with the Election to Exercise form attached hereto as Exhibit A duly completed and signed, and by paying in full to the Company (i) in cash, or (ii) by certified or official bank check, or (iii) by any combination of the foregoing, the Exercise Price for each Warrant Share as to which the Warrants are being exercised and any applicable taxes, other than taxes that the Company is required to pay hereunder.

                  (b) As soon as practicable after any exercise of any Warrants and payment by the Warrantholder of the full Exercise Price for the Warrant Shares as to which the Warrants are then being exercised and any applicable taxes, the Company shall deliver to or upon the order of the Warrantholder a certificate or certificates for the number of full Warrant Shares to which the Warrantholder is entitled, registered on the books and records of the Company in the name of the Warrantholder or as the Warrantholder shall direct. If all of the Warrants evidenced by the Warrant Certificate shall not have been exercised in full, the Company shall issue to such Warrantholder a new Warrant Certificate exercisable for the number of Common Shares as to which the Warrants shall not have been exercised.

                  (c) Each person in whose name any such certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of such Warrant Shares on the date on which the Warrant Certificate was surrendered to the Company and payment of the Exercise Price and any applicable taxes was made to the Company, irrespective of the date of delivery of such certificate for Warrant Shares.

                  (d) All Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares. The Company shall not be required, however, to pay any tax imposed in connection with any transfer involved in the issue of the Warrant Shares in a name other than that of the Warrantholder. In such case, the Company shall not be required to issue any certificate for Warrant Shares until the person or persons requesting the same shall have paid to the Company the amount of any such tax or shall have established to the Company's satisfaction that the tax has been paid or that no tax is due and shall have complied with Section 6.02.

         Section 1.02 No Fractional Shares to be Issued. The Company shall not be required to issue any fractional Warrant Shares in connection with the exercise of the Warrants, and in any case where the Warrantholder would, except for the provisions of this Section 1.02, be entitled under the terms hereof to receive a fractional Warrant Share upon the exercise of any Warrants, the Company shall, upon the exercise of such Warrants and receipt of the Exercise Price, issue that number of whole shares rounded to the nearest whole share. Neither the Company nor any Warrantholder shall be entitled to any cash or other adjustment in respect of any such fractional Warrant Share.

         Section 1.03 Cancellation of Warrants. The Company shall cancel this Warrant Certificate when delivered to it for exercise, in whole or in part, or delivered to it for transfer, exchange or substitution, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions hereof. If the Company shall acquire any of the Warrants evidenced by this Warrant Certificate, such acquisition shall not operate as a redemption or termination of the right represented by such Warrants unless and until the Warrant Certificates evidencing such Warrants are cancelled.

         Section 1.04 Restrictions on Exercise. Warrants may not be exercised to the extent that the issuance of Warrant Shares upon such exercise would constitute a violation of any applicable federal or state laws or regulations pertaining to securities, real estate investment trusts or otherwise or to the extent that the issuance of Warrant Shares upon such exercise would constitute a breach or violation of the Company's Amended and Restated Articles of Association.

                                   ARTICLE II
            ADJUSTMENT OF EXERCISE PRICE; MERGER, ACQUISITION, ETC.;
                 RESERVATION OF COMMON SHARES; PAYMENT OF TAXES

         Section 2.01 Stock Splits and Reverse Stock Splits. If the Company shall subdivide its outstanding Common Shares into a greater number of shares or shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Shares, the Exercise Price shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of the Warrants shall be proportionately increased. If the Company shall combine the outstanding Common Shares into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares issuable upon exercise of the Warrants shall be proportionately decreased.

         Section 2.02 Reorganizations and Asset Sales. If any capital reorganization or reclassification of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the assets of the Company shall be effected in such a way that the holders of the Common Shares shall be entitled to receive securities or assets with respect to or in exchange for Common Shares, adequate provision shall be made, prior to and as a condition of such reorganization, reclassification, consolidation, merger or sale, whereby each Warrantholder shall have the right to receive, upon exercise of Warrants in accordance with the terms and conditions specified herein and in lieu of the Warrant Shares otherwise receivable upon the exercise of such Warrants, such securities or assets as may be issued or payable with respect to or in exchange for the number of outstanding Common Shares equal to the number of Warrant Shares otherwise receivable had such reorganization, reclassification, consolidation, merger or sale not taken place. In any such case, appropriate provision shall be made with respect to the rights and interests of such Warrantholder so that the provisions of this Warrant shall be applicable with respect to any securities or assets thereafter deliverable upon exercise of the Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the survivor or successor corporation resulting from such consolidation or merger or the purchaser of such assets shall assume by written instrument delivered to each holder of Warrants the obligation to deliver to such holder such securities or assets as such holder may be entitled to receive; provided, however, that if the Company is to be liquidated or dissolved following any reorganization, reclassification, consolidation or sale of all or substantially all of its assets and in connection with such liquidation or dissolution, the holders of Common Stock shall be entitled to receive cash, the requirements of this Section 2.05 shall be satisfied if the Company shall provide for the distribution to each Warrantholder of the amount of cash to which such Warrantholder would have been entitled if such Warrantholder had exercised all of such Warrantholder's outstanding Warrants less the then-applicable aggregate Exercise Price therefor.

         Section 2.03 Covenant to Reserve Shares for Issuance on Exercise. The Company will cause an appropriate number of Common Shares to be duly and validly authorized and reserved and will keep available out of its authorized Common Shares, solely for the purpose of issue upon exercise of Warrants as herein provided, the full number of Common Shares, if any, then issuable if all outstanding Warrants then exercisable were to be exercised.

         Section 2.04 Warrant Certificates. This Warrant Certificate need not be changed because of any adjustment made pursuant to this Article II, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of Common Shares as are stated in the Warrant Certificates initially issued. The Company, however, may at any time in its sole discretion (which shall be conclusive) make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         Section 2.05 Certain Notices. Upon any adjustment of the Exercise Price and whenever the securities issuable or deliverable in exchange for Warrants are changed pursuant to this Article II, then and in each such case the Company shall give prompt written notice thereof, by mailing such notice by United States Postal Service via First Class Mail, addressed to the Warrantholder at the address of the Warrantholder as shown on the books of the Company, which notice shall:

                  (a) in the case of an adjustment of the Exercise Price, state the Exercise Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based, and

                  (b) in the case of a change in the securities issuable or deliverable in exchange for Warrants, describe in reasonable detail the facts requiring the change; specify the effective date of such change; and describe the number or amount of, and terms of, the shares or other securities issuable or deliverable in exchange for, each Warrant as so changed.

Failure to provide such notice, or any defect in such statement or notice, shall not affect the legality or validity of any such adjustment or change.

         Section 2.06 References to Common Shares. Unless the context otherwise indicates, all references to Common Shares in this Warrant Certificate, in the event of a change under this Article II, shall be deemed to refer also to any other securities issuable or deliverable in exchange for Warrants pursuant to such change.


                                   ARTICLE III

                  REGISTRATION RIGHTS; EXPENSES OF REGISTRATION

         Section 3.01 Registration Rights. The Company shall file with the Securities and Exchange Commission (the "Commission") no later than 180 days from the time the Warrants become exercisable, a registration statement on Form S-11 or such other form under the Securities Act of 1933, as amended (the "Securities Act") then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Warrantholders of any and all Warrant Shares (such registration statement, including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the "Shelf Registration Statement"). The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable following such filing. Any Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an underwritten offering, a sale through brokers or agents, or a sale over the internet) by the Warrantholder of any and all Warrant Shares.

         Section 3.02 Obligations of the Company. In connection with the obligations of the Company with respect to the Shelf Registration Statement, the Company shall:

                  (a) prepare the Shelf Registration Statement and file it with the Commission, which Shelf Registration Statement shall comply in all material respects as to form with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as practicable following such filing and to remain effective until the earlier to occur of (i) the second anniversary of the initial effective date of the Shelf Registration Statement; (ii) the date on which the Warrant Shares have been sold pursuant to the Shelf Registration Statement or distributed to the public pursuant to Rule 144 under the Securities Act; (iii) the date on which, in the opinion of counsel to the Company, the Warrant Shares not held by affiliates of the Company are saleable pursuant to subparagraph (k) of Rule 144; or (iv) the date on which the Warrant Shares are sold to the Company or any of its subsidiaries;

                  (b) pursuant to Section 3.02(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the period described in Section 3.02(a) hereof, (ii) cause each prospectus contained therein to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 promulgated under the Securities Act, and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the method or methods of distribution set forth in the "Plan of Distribution" section of the Prospectus;

                  (c) furnish to the Warrantholder, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Warrantholder may reasonably request, in order to facilitate the public sale or other disposition of the Warrant Shares; the Company consents to the lawful use of such Prospectus, including each preliminary prospectus, by the Warrantholder, in connection with the offering and sale of the Warrant Shares covered by any such prospectus;

                  (d) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Warrant Shares by the time the Shelf Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of domestic United States jurisdictions, keep each such registration, qualification or exemption effective during the period the Shelf Registration Statement is required to be kept effective pursuant to Section 3.02(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable the Warrantholder to consummate the disposition in each such jurisdiction of such Warrant Shares covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to take any action to comply with this Section 3.02(d) if it would require the Company or any of its subsidiaries to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3.02(d) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;


                  (e) use its commercially reasonable efforts to cause all Warrant Shares to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable the holders thereof to consummate the disposition of such Warrant Shares; provided, however, that the Company shall not be required to take any action to comply with this
Section 3.02(e) if it would require the Company or any of its subsidiaries to
(i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3.02(e) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or
(iii) submit to the general service of process in any such jurisdiction;

                  (f) notify the Warrantholder promptly (i) when the Shelf Registration Statement has become effective and when any post-effective amendments thereto become effective or upon the filing of a supplement to any prospectus, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation of any proceedings for that purpose,
(iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Shelf Registration Statement or related prospectus or for additional information, and (iv) of the happening of any event during the period such Shelf Registration Statement is effective as a result of which such Shelf Registration Statement or the related prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Shelf Registration Statement and the prospectus until the requisite changes have been made);

                  (g) during the period of time referred to in Section 3.02(a) above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of the Shelf Registration Statement or suspending the qualification (or exemption from qualification) of any of the Warrant Shares for sale in any jurisdiction, as promptly as practicable;

                  (h) upon request, furnish to the Warrantholder covered by the Shelf Registration Statement, without charge, at least one (1) conformed copy of such Shelf Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (i) upon the occurrence of any event contemplated by Section 3.02(f)(iv) hereof, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Warrant Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to the Warrantholder a reasonable number of copies each such supplement or post-effective amendment;

                  (j) use its commercially reasonable efforts (including, without limitation, seeking to cure in the Company's listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Warrant Shares on the New York Stock Exchange or such other securities exchange or inter-dealer automated quotation system on which the Company's common stock is then listed or included for trading;

                  (k) use its commercially reasonable efforts to prepare and file in a timely manner all documents and reports required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, to the extent the Company's obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Shelf Registration Statement as required by Section 3.02(a) hereof, to register the Warrant Shares under the Exchange Act and to maintain such registration through the effectiveness period required by Section 3.02(a) hereof;

                  (l) provide a CUSIP number for all Warrant Shares not later than the effective date of the Shelf Registration Statement; and

                  (m) provide and cause to be maintained a registrar and transfer agent for all Warrant Shares covered by the Shelf Registration Statement from and after a date not later than the effective date of such Shelf Registration Statement.

         Section 3.03 Obligations of the Warrantholder. In connection with the registration of the Warrant Shares, the Warrantholder shall:

                  (a) furnish to the Company such information regarding himself, the Warrant Shares held by him and the intended method of disposition of the Warrant Shares held by him as shall be reasonably required to effect the registration of such Warrant Shares and shall execute such documents in connection with such registration as the Company may reasonably request;

                  (b) cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Shelf Registration Statement hereunder; and

                  (c) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.02(f)(ii), (iii) or
(iv), immediately discontinue disposition of Warrant Shares pursuant to the Shelf Registration Statement until the Warrantholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.02(e) and, if so directed by the Company, deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Warrantholder's possession, of the prospectus covering such Warrant Shares current at the time of receipt of such notice.

         Section 3.04 Expenses. The Company shall pay all Registration Expenses in connection with the registration of the Warrant Shares pursuant to this Agreement. "Registration Expenses," as used herein, shall mean any and all expenses incident to the performance of or compliance with this Article III, including, without limitation: (i) all Commission, securities exchange, National Association of Securities Dealers ("NASD") registration, listing, inclusion and filing fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky registration, qualification or exemption of any of the Warrant Shares and the preparation of a blue sky memorandum and compliance with the rules of the NASD), (iii) all expenses incurred in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing the Shelf Registration Statement, any prospectus, any amendments or supplements thereto, any underwriting agreements or securities sales agreements insofar as the Company is required to be a party thereto (but only with respect to the negotiation by the Company of the terms relating to it and the performance of its obligations thereunder), certificates and any other documents relating to the performance under and compliance with the terms of these Warrants, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Warrant Shares on the New York Stock Exchange or any other securities exchange or inter-dealer automated quotation system as required by Section 3.02(j), (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and reasonable fees and disbursements of one counsel for the selling Warrantholders to review the Shelf Registration Statement if so requested by Warrantholders holding more than 25% of the outstanding Warrants, and (vi) any fees and disbursements customarily paid by issuers in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with the Shelf Registration Statement), provided, however, that Registration Expenses shall exclude brokers' or underwriters' discounts and commissions and transfer taxes or transfer fees, if any, relating to the sale or disposition of Warrant Shares by the Warrantholder, the fees and expenses (including legal fees) in preparing any underwriting or securities sales agreements other than as provided in clause (iii), above, and the fees and disbursements of any counsel to the Warrantholders other than as provided for in clause (v) above.


                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

         Section 4.01 Indemnification of Warrantholder. The Company agrees to indemnify and hold harmless (i) the Warrantholder, (ii) each person, if any, who controls the Warrantholder within the meaning of the Securities Act or the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Warrantholder or any person who controls any of the foregoing (each person referred to in clause (i), (ii) or (iii) are referred to collectively as the "Indemnified Parties"), from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, judgments, expenses, liabilities or actions relating to purchases and sales of the Warrant Shares) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, judgments, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the related prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that
(i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or related prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration Statement in reliance upon and in conformity with written information pertaining to the Warrantholder or furnished to the Company by or on behalf of the Warrantholder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any person from whom the person asserting any such losses, claims, damages or liabilities purchased the Warrant Shares concerned, to the extent that a prospectus relating to such Warrant Shares was required to be delivered by such person under the Securities Act in connection with such purchase and any such loss, claim, damage or liability results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Warrant Shares to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to the Warrantholder; provided, further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

         Section 4.02 Indemnification of the Company. In connection with the Shelf Registration Statement, the Warrantholder, severally and not jointly with all other Warrantholders included as selling stockholders in the Shelf Registration statement, will indemnify and hold harmless the Company, its officers, directors, partners, employees, representatives, agents and investment advisers and each person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act (the "Company Indemnified Persons") from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or a related prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to a Warrantholder or furnished to the Company by or on behalf of a Warrantholder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company or any Company Indemnified Person for any legal or other expenses reasonably incurred by the Company or such Company Indemnified Person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which the Warrantholder may otherwise have to the Company or any Company Indemnified Person.

         Section 4.03 Notice. Promptly after receipt by an indemnified party under this Article IV of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Article IV, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced by such failure; and provided, further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or
(b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who may be counsel to the indemnifying party unless, in the reasonable judgment of the indemnified party, a potential conflict exists), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Article 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes any unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         Section 4.04 Contribution. If the indemnification provided for in this
Article IV is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Warrantholder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this clause shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this clause. Notwithstanding any other provision of this clause, the Warrantholder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Warrantholder from the sale of the Warrant Shares pursuant to the Shelf Registration Statement exceeds the amount of damages which the Warrantholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this clause, each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

         The agreements contained in this Article IV shall survive the sale of the Warrant Shares pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                                    ARTICLE V

            OTHER PROVISIONS RELATING TO RIGHTS OF THE WARRANTHOLDER

         Section 5.01 No Rights as Stockholders. Nothing contained herein shall be construed as conferring on the Warrantholder any rights whatsoever as a stockholder of the Company, including the right to vote at, or to receive notice of, any meeting of stockholders of the Company; nor shall the consent of the Warrantholder be required with respect to any action or proceeding of the Company; nor shall the Warrantholder, by reason of the ownership or possession of a Warrant or the Warrant Certificate, either at, before or after exercising one or more Warrants, have any right to receive any cash dividends, stock dividends, allotments or rights, or other distributions (except as specifically provided herein), paid, allotted or distributed or distributable to the stockholders of the Company prior to the date of the exercise of such Warrant, nor shall such holder have any right not expressly provided for herein.

         Section 5.02 Mutilated or Missing Warrant Certificates. If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company in its discretion may issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence satisfactory to the Company (and surrender of any mutilated Warrant Certificate) and bond of indemnity in form and amount and with corporate surety satisfactory to the Company in each instance protecting the Company, a new Warrant Certificate of like tenor and exercisable for an equivalent number of Common Shares as the Warrant Certificate so lost, stolen, mutilated or destroyed. An applicant for such a substitute Warrant Certificate also shall comply with such other reasonable conditions and pay such other reasonable charges as the Company may prescribe. All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

         Section 5.03       Liquidation, Merger, etc.; Notice to Warrantholder.

         If:

                  (a) the Company shall authorize the issuance to all holders of Common Shares of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants, or

                  (b) the Company shall authorize the distribution to all holders of Common Shares of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of current earnings, retained earnings, earned surplus or real estate investment trust taxable income, as determined pursuant to the Internal Revenue Code of 1986, as amended, or dividends payable in Common Shares); or

                  (c) there shall be proposed any consolidation, merger, reorganization or reclassification to which the Company is to be a party and for which approval of the holders of Common Shares is required, or the conveyance or transfer of the properties and assets of the Company substantially as an entirety; or

                  (d) there shall be proposed the voluntary or involuntary dissolution, liquidation or winding up of the Company; the Company shall give to each Warrantholder prompt written notice, by mailing such notice by United States Postal Service via First Class Mail, addressed to the Warrantholder at the address of the Warrantholder as shown on the books of the Company, which notice shall state: (i) the date as of which the holders of record of Common Shares to be entitled to receive any such rights, warrants or distribution are to be determined or (ii) the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange the shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. Such notice shall be given at least ten Business Days before the date as of which holders of Common Shares entitled to receive any distribution, securities or other property in connection with such transaction are determined.


                                   ARTICLE VI

                               GENERAL PROVISIONS

         Section 6.01 Exchange of Warrant Certificate. This Warrant Certificate may be exchanged either separately or in combination with other Warrant Certificates at the office of the Company set forth in Section 6.06 for one or more new Warrant Certificates representing the same aggregate number of Warrants as were evidenced by the Warrant Certificate or Warrant Certificates exchanged, upon surrender of this Warrant Certificate and upon compliance with and subject to the conditions set forth herein.

         Section 6.02 Transfer of Warrants. Subject to the legend appearing on the first page hereof to compliance with all other laws, rules or regulations pertaining to the transfer, sale or other disposition of the Warrants, and to the provisions of this Section 6.02, title to the Warrants evidenced by this Warrant Certificate may be transferred by endorsement (by the Warrantholder executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery. Absent an effective registration statement under the Securities Act covering the disposition of this Warrant or the Common Shares issued or issuable upon exercise hereof, the Warrantholder will not sell or transfer any or all of such Warrants or Warrant Shares, as the case may be, without first providing the Company, at the Warrantholder's expense, with an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration requirements of the Securities Act. Each certificate representing Warrant Shares, unless at the time of exercise such Warrant Shares are registered under the Securities Act, shall bear a legend in substantially the following form on the face thereof:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS AND MAY BE OFFERED, PLEDGED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT AND SUCH LAWS, OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a certificate issued upon completion of a distribution under a registration statement covering the securities represented) shall also bear such legend unless, in the opinion of counsel to the Company, the securities represented thereby may be transferred as contemplated by such holder without violation of the registration requirements of the Securities Act and any applicable state securities laws.

         Section 6.03 No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of the Warrant Shares above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of the Warrants.

         Section 6.04 Governing Law. The Warrants evidenced by this Warrant Certificate, and this Warrant Certificate, shall be deemed a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

         Section 6.05 Successors and Assigns. All the covenants and provisions hereof shall bind and inure to the benefit of the Company, the Warrantholders and their respective successors and assigns hereunder.

         Section 6.06 Notices. Any notice or demand authorized hereunder to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by United States Postal Service via First Class Mail addressed (until the Warrantholder is notified of another address in the manner set forth herein as follows:

                           Resource Capital Corp.
                           712 Fifth Avenue
                           10th Floor
                           New York, NY 10019
                           Attention:  Chief Financial Officer

                           With a copy to:

                           J. Baur Whittlesey, Esquire
                           Ledgewood
                           1521 Locust Street
                           Philadelphia, Pennsylvania  19102

Any notice or demand authorized to be given or made to the Warrantholder hereunder shall be sufficiently given or made if sent by United States Postal Service via First Class Mail, to the last address of such holder as shown on the books of the Company.

         Section 6.07 Headings. The Article and Section headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated:                                   RESOURCE CAPITAL CORP.
       -----------------------

(Corporate Seal)                         By:
                                             ----------------------------------
                                         Its:
                                             ----------------------------------

                              ELECTION TO EXERCISE


                    (To be executed upon exercise of Warrant)


TO RESOURCE CAPITAL CORP.:


         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, __________ Common Shares, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check (or combination thereof) in the amount of $____________.

         Please issue a certificate or certificates for such Common Shares in the name of:

Please insert social security or
other identifying number of assignee     Name:


                                         Address


                                         Signature:




                                         Note: The above signature should
                                         correspond exactly with the name on
                                         the face of this Warrant Certificate
                                         or with the name of the assignee
                                         appearing on the assignment form
                                         below.


Dated:

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificate)


         For value received, ___________________ hereby sells, assigns and transfers unto _____________________, the within Warrant Certificate and the Warrants evidenced hereby, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney, to transfer said Warrant Certificate and the Warrants evidenced hereby, on the books of Resource Capital Corp., with full power of substitution in the premises.


Dated:
       --------------------------------


                                         ---------------------------------------
                                         Note: The above signature should
                                         correspond exactly with the name on
                                         the face of this Warrant Certificate